STATEMENTS OF FINANCIAL CONDITION
Consolidated--Barnett Banks, Inc. and Subsidiaries


                                                                                           June 30             December 31
                                                                                         (Unaudited)            (Audited)
                                                                                 --------------------------    -----------
Dollars in Thousands                                                                 1997           1996           1996
--------------------                                                             -----------    -----------    -----------

Assets
Cash and due from banks......................................................   $  2,388,144   $  2,109,441   $  2,781,146
Federal funds sold and securities purchased under agreements to resell.......          4,800      1,054,475          2,500
Investment securities available for sale.....................................      4,579,544      5,024,079      5,031,123
Investment securities held to maturity (fair value $122,552,
  $184,187 and $139,999).....................................................        113,555        173,083        129,595
Loans........................................................................     31,022,124     30,484,664     30,297,954
Less: Allowance for loan losses.............................................        (481,965)      (506,892)      (476,709)
      Unearned income........................................................        (98,482)       (29,399)       (45,430)
                                                                                 -----------    -----------    -----------
          Net loans..........................................................     30,441,677     29,948,373     29,775,815
Assets under operating leases................................................      1,789,064             --             --
Premises and equipment.......................................................      1,185,205      1,076,949      1,135,644
Intangible assets............................................................      1,105,915        616,017        592,142
Other assets.................................................................      2,397,167      1,672,037      1,783,410
                                                                                 -----------    -----------    -----------
          Total assets.......................................................   $ 44,005,071   $ 41,674,454   $ 41,231,375
                                                                                 -----------    -----------    -----------
                                                                                 -----------    -----------    -----------
Liabilities
Demand deposits..............................................................   $  6,453,827   $  5,673,099   $  6,528,006
NOW and money market accounts................................................     11,880,355     11,715,564     12,163,289
Savings deposits.............................................................      2,850,778      3,149,093      2,938,243
Certificates of deposit under $100,000.......................................      9,555,051      9,729,532      9,708,311
Other time deposits                                                                2,645,014      4,077,923      2,482,409
                                                                                 -----------    -----------    -----------
          Total deposits.....................................................     33,385,025     34,345,211     33,820,258
Short-term borrowings:
    Federal funds purchased and securities sold
      under agreements to repurchase.........................................      2,973,449        957,787      1,265,837
    Commercial paper.........................................................        264,558        870,783         42,297
    Other short-term borrowings..............................................          1,313        110,127          1,233
Other liabilities............................................................      1,161,308        869,154      1,004,890
Long-term debt...............................................................      1,933,627      1,227,716      1,226,529
                                                                                 -----------    -----------    -----------
          Total liabilities..................................................     39,719,280     38,380,778     37,361,044
                                                                                 -----------    -----------    -----------
Minority Interest
Company obligated mandatorily redeemable securities of trusts holding
  solely parent debentures...................................................        750,000             --        500,000

Shareholders' Equity
Preferred stock, $.10 par value: 20,000,000 shares
  authorized; 8,489, 10,669 and 8,489 shares
  outstanding................................................................            212            267            212
Common stock, $2 par value: 400,000,000 shares
   authorized; 190,668,090, 192,830,212 and
   189,668,922 shares outstanding............................................        397,336        385,660        395,338
Contributed capital..........................................................        518,343        343,227        220,041
Net unrealized gain (loss) on investment
  securities available for sale and certain
  other financial assets.....................................................           (721)        (2,358)         8,187
Retained earnings............................................................      2,677,885      2,634,837      2,808,749
Less: Employee stock ownership plan obligation,
        collateralized by 3,547,064, 4,209,410
        and 3,852,556 shares.................................................        (57,264)       (67,957)       (62,196)
                                                                                 -----------    -----------    -----------
          Total shareholders' equity.........................................      3,535,791      3,293,676      3,370,331
                                                                                 -----------    -----------    -----------
          Total liabilities, minority interest and shareholders' equity......   $ 44,005,071   $ 41,674,454   $ 41,231,375
                                                                                 -----------    -----------    -----------
                                                                                 -----------    -----------    -----------

The accompanying Notes to Financial Statements are an integral part of these financial statements.

Barnett
14





STATEMENTS OF INCOME
Consolidated--Barnett Banks, Inc. and Subsidiaries

                                                                               Three Months                    Six Months
                                                                         ---------------------------       -----------------------

For the Periods Ended June 30--Dollars in Thousands (Unaudited)                1997          1996            1997           1996
                                                                         ---------------------------------------------------------

Interest Income
Loans.............................................................          $ 685,188      $ 664,872    $ 1,342,675    $ 1,333,429
Investment securities.............................................             78,679         83,180        159,514        162,611
Federal funds sold and securities purchased under agreements
  to resell.......................................................              4,257          9,175         11,956         17,465
                                                                         ----------------------------------------------------------
    Total interest income.........................................            768,124        757,227      1,514,145      1,513,505
                                                                          ---------------------------------------------------------
Interest Expense
Deposits..........................................................            231,238        227,609        457,134        462,559
Federal funds purchased and securities sold under agreements
  to repurchase...................................................             37,261         14,990         60,221         28,347
Other short-term borrowings.......................................              6,467         14,081         10,692         28,157
Long term debt....................................................             37,396         24,718         59,833         48,189
                                                                          --------------------------------------------------------
    Total interest expense........................................            312,362        281,398        587,880        567,252
                                                                          --------------------------------------------------------

    Net interest income...........................................            455,762        475,829        926,265        946,253
Provision for loan losses.........................................             36,170         39,444         67,945         81,042
                                                                          --------------------------------------------------------
    Net interest income after provision for loan losses...........            419,592        436,385        858,320        865,211
                                                                          --------------------------------------------------------
Non-Interest Income
Service charges on deposit accounts...............................             63,674         58,023        126,043        115,933
Consumer finance income...........................................             48,563         24,342         90,206         55,789
Net rental income.................................................             45,496           --           45,496             --
Trust income......................................................             20,339         20,586         41,364         41,776
Credit card discounts and fees....................................              9,200         13,137         17,783         24,672
Mortgage banking income...........................................             11,700         18,772         27,952         40,135
Brokerage income..................................................             13,427         11,796         25,098         23,015
Other service charges and fees....................................             42,862         35,941         80,483         65,714
Securities transactions...........................................                 56            340             56         19,302
Other income......................................................             15,303         11,259         31,817         23,419
                                                                          ---------------------------------------------------------
    Total non-interest income.....................................            270,620        194,196        486,298        409,755
                                                                          --------------------------------------------------------
Non-Interest Expense
Salaries and employee benefits....................................            222,823        207,437        440,449        418,687
Net occupancy expense.............................................             38,186         33,933         71,232         67,353
Furniture and equipment expense...................................             40,718         37,805         80,379         75,134
Other expense.....................................................            131,227        121,529        256,747        247,123
                                                                            ------------------------------------------------------
    Total non-interest expense....................................            432,954        400,704        848,807        808,297
                                                                            ------------------------------------------------------
    Net non-interest expense......................................            162,334        206,508        362,509        398,542
                                                                             -----------------------------------------------------
Earnings
Income before income taxes and minority interest..................            257,258        229,877        495,811        466,669
Income tax provision..............................................             91,922         90,346        176,514        178,939
Minority interest expense, net of income taxes....................              8,308           --           16,619

                                                                            -------------------------------------------------------
    Net income....................................................          $ 157,028      $ 139,531      $ 302,678      $ 287,730
                                                                            -------------------------------------------------------
                                                                            -------------------------------------------------------
Earnings Per Common Share
Restated for 2-for-1 stock split in September 1996
Primary:        Earnings per share................................               $.80           $.71          $1.59          $1.47
                Average number of shares..........................        196,062,719    196,187,050    190,797,93     194,120,142
                Dividends on preferred stock......................             --                 $1         --             $2,168
Fully Diluted:  Earnings per share................................               $.80           $.71          $1.58          $1.45
                Average number of shares..........................        196,546,702    196,439,044    191,536,447    197,951,134
                                                                         ---------------------------------------------------------
                                                                          --------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these financial statements.


Barnett
15

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
Consolidated--Barnett Banks, Inc. and Subsidiaries


                                                                       Contri-       Net
                                              Preferred    Common       buted     Unrealized    Retained      ESOP
Dollars in Thousands (Unaudited)                Stock      Stock       Capital    Gain (Loss)   Earnings    Obligation     Total
-----------------------------------------------------------------------------------------------------------------------------------

For the Period
Balance at January 1, 1996 ............   $ 97,753    $ 379,461    $ 385,734  $  38,242    $2,445,810   $  (74,814)   $ 3,272,186
Net income ............................                                                       287,730                     287,730
Change in net unrealized gain (loss) on
  investment securities available for
  sale ................................                                         (40,600)                                  (40,600)

Cash dividends declared:
  Common ($.51 per share) .............                                                   (96,523)                        (96,523)

  Preferred ...........................                                                     (2,180)                        (2,180)

Issuances of common stock:
  Stock purchase, option and employee
    benefit plans .....................                      2,966        38,924                                6,857       48,747

  Preferred stock conversions .........      (97,486)       14,636        82,287                                              (563)

Repurchases of common stock ...........                    (11,403)     (163,718)                                         (175,121)
                                          ----------------------------------------------------------------------------------------

Balance at June 30, 1996 ..............   $      267    $ 385,660      $ 343,227    $ (2,358)   $2,634,837   $(67,957)  $ 3,293,676
                                           ---------------------------------------------------------------------------------------

For the Period
Balance at January 1, 1997 ............   $      212    $ 395,338     $  220,041    $ 8,187    $2,808,749   $ (62,196)  $ 3,370,331

Net income ............................                                                           302,678                   302,678

Change in net unrealized gain (loss) on
  investment securities available for
  sale and certain other financial
  assets ..............................                                              (8,908)                                 (8,908)

Cash dividends declared:
  Common ($.58 per share) .............                                                         (107,076)                  (107,076)

  Preferred ...........................                                                              (11)                       (11)

Issuances of common stock:
  Stock purchase, option and employee
    benefit plans .....................                      3,419        30,529                                  4,932     38,880

  Acquisition of Oxford Resources Corp.                     27,262       550,540                                           577,802

Repurchases of common stock ...........                    (28,683)     (282,767)                 (326,455)               (637,905)
                                          ----------------------------------------------------------------------------------------
Balance at June 30, 1997 ..............   $      212    $ 397,336      $ 518,343    $  (721)    $2,677,885  $ (57,264)  $ 3,535,791
                                          -----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these financial statements.

Barnett
16

STATEMENTS OF CASH FLOWS
Consolidated--Barnett Banks, Inc. and Subsidiaries

For the Periods Ended June 30--
  Dollars in Thousands (Unaudited)                          1997              1996
------------------------------------------------------------------------------------

Cash Flows from Operating Activities
Net income . . . . . . . . . . . . . . . . . . . . . . . $ 302,678      $    287,730
Reconcilement of net income to net cash
    provided by operating activities:
  Provision for loan losses. . . . . . . . . . . . . . .    67,945            81,042
  Gains from securities transactions . . . . . . . . . .       (56)          (19,302)
  Gain on securitization and sale of loans . . . . . . .   (81,022)          (47,934)
  Depreciation on assets under operating leases. . . . .    41,011                --
  Depreciation and amortization, excluding
    depreciation on assets under operating leases  . . .   136,196           130,433
  Employee benefits funded by equity . . . . . . . . . .    13,830            12,216
  Deferred income tax provision (benefit). . . . . . . .    26,861            (4,562)
  Decrease (increase) in interest receivable . . . . . .    (9,304)           16,776
  Increase (decrease) in interest payable. . . . . . . .     3,430           (10,592)
  Increase in other assets . . . . . . . . . . . . . . .  (516,200)         (296,494)
  Increase in other liabilities. . . . . . . . . . . . .    87,930           276,567
  Originations of loans held for sale. . . . . . . . . .(2,735,567)       (3,030,481)
  Proceeds from sales of loans held for sale . . . . . . 2,783,796         2,879,074
  Other  . . . . . . . . . . . . . . . . . . . . . . . .   (28,002)          (11,799)
------------------------------------------------------------------------------------
    Net cash provided by operating activities. . . . . .    93,526           262,674
------------------------------------------------------------------------------------

Cash Flows from Investing Activities
Purchases of investment securities available
  for sale . . . . . . . . . . . . . . . . . . . . . . .  (687,294)       (2,191,971)
Proceeds from sales of investment securities
  available for sale . . . . . . . . . . . . . . . . . .     1,720           379,665
Proceeds from maturities of investment securities
  available for sale . . . . . . . . . . . . . . . . . . 1,140,706         1,926,142
Purchases of investment securities held to maturity. . .        --            (2,932)
Proceeds from maturities of investment securities
  held to maturity . . . . . . . . . . . . . . . . . . .    16,285            31,074
Net decrease (increase) in loans . . . . . . . . . . . .  (609,179)           17,539
Purchases of vehicles under operating leases . . . . . .  (300,429)               --
Proceeds from sales of vehicles under operating leases     120,862                --
Proceeds from sales of premises and equipment. . . . . .    16,828            15,179
Purchases of premises and equipment. . . . . . . . . . .  (118,508)          (73,916)
Receipts related to dispositions and
  acquisitions, net of cash acquired . . . . . . . . . .        --           378,249
------------------------------------------------------------------------------------
    Net cash provided by (used for)investing
      activities . . . . . . . . . . . . . . . . . . . .  (419,009)          479,029
------------------------------------------------------------------------------------

Cash Flows from Financing Activities
Net decrease in demand, NOW, savings and
  money market accounts  . . . . . . . . . . . . . . . .  (444,578)       (1,534,036)
Net increase in certificates of deposit and
  other time deposits . .  . . . . . . . . . . . . . . .     9,345         1,528,310
Net increase (decrease) in short-term borrowings . . . . 1,917,800          (140,252)
Principal repayments of long-term debt . . . . . . . . .(1,077,844)         (213,098)
Proceeds from issuance of long-term debt . . . . . . . .        --           250,000
Proceeds from issuance of company obligated
  mandatorily redeemable securities of trusts
  holding solely parent debentures . . . . . . . . . . .   250,000                --
Issuances of common stock. . . . . . . . . . . . . . . .    25,050            35,968
Repurchases of common stock. . . . . . . . . . . . . . .  (637,905)         (175,121)
Cash dividends . . . . . . . . . . . . . . . . . . . . .  (107,087)          (98,703)
-------------------------------------------------------------------------------------
    Net cash used for financing activities . . . . . .     (65,219)         (346,932)
-------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents      (390,702)          394,771
Cash and cash equivalents, January 1 . . . . . . . . .   2,783,646         2,769,145
------------------------------------------------------------------------------------
Cash and cash equivalents, June 30 . . . . . . . . . .  $2,392,944        $3,163,916
----------------------------------------------------------------------------------

For the periods ended June 30, 1997 and 1996, income tax payments of $69 million and $198 million were paid and interest of $584 million and $578 million was paid, respectively. Cash and cash equivalents includes cash and due from banks, interest-bearing deposits in other banks, securities purchased under agreements to resell and federal funds sold.

For each of the periods ended June 30, 1997 and 1996, $32 million and $24 million of loans, respectively, were transferred to real estate held for sale.

During the period ended June 30, 1997, the company acquired $2.4 billion of non-cash assets and $1.9 billion of liabilities. During the period ended June 30, 1996, the company disposed of $559 million of non-cash assets and $55 million of liabilities.

The accompanying Notes to Financial Statements are an integral part of these financial statements.


                                                       Barnett
                                                       17

NOTES TO FINANCIAL STATEMENTS


In September 1996, Barnett completed a 2-for-1 stock split. All historical data in this report has been restated to reflect the split.

A. General

  The accounting and reporting policies of Barnett Banks, Inc. and its subsidiaries conform to generally accepted accounting principles and to predominant practices within the banking industry. Except as noted below, the company has not changed its accounting and reporting policies from those disclosed in its 1996 Annual Report on Form 10-K.

  On January 1, 1997, the company adopted Statement of Financial Accounting Standards (SFAS) No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." This Statement establishes new ground rules for determining whether a transfer of financial assets constitutes a sale and, if so, the determination of any resulting gain or loss. This statement requires that an enterprise recognize only assets it controls and liabilities it has incurred, to remove assets only when control has been surrendered and to remove liabilities only when they have been extinguished. The adoption of SFAS No. 125 did not have a material impact on the financial position or results of operations of the company.

  The results of operations for the three and six-month periods ended June 30, 1997 may not be indicative of operating results for the year ending December 31, 1997. Certain prior year and prior quarter amounts have been reclassified to conform to current classifications.

  On April 1, 1997, the company acquired all of the outstanding common stock of Oxford Resources Corp., the nation's largest independent automobile leasing company for 13.6 million shares of company common stock. The acquisition was accounted for as a purchase transaction, and, accordingly, the results of operations of Oxford are included from the date of purchase. The primary asset of Oxford was automobiles under operating leases of $1.6 billion. The company enters into or purchases leases on new and used automobiles from automobile dealers. All of the leases which are entered into are accounted for as operating leases. At the inception of the lease, no revenue is recognized and the leased vehicle, together with the initial direct costs of originating the lease, which are capitalized, appear on the statements of financial condition as "Assets Under Operating Leases." The capitalized cost of each vehicle is depreciated over the lease term on a straight line basis down to the company's original estimate of the projected value of the vehicle at the end of the scheduled lease term. Income from Oxford's automobile leasing program is included in the statements of income as net rental income and is presented net of related depreciation. The purchase price in excess of the fair value of net assets acquired was $515 million and may change as certain estimates are finalized.

  In the opinion of the company's management, all adjustments necessary to fairly present the financial position as of June 30, 1997 and 1996, and the results of operations and cash flows for the periods then ended, all of which are of a normal and recurring nature, have been included.

B. Loans

June 30--Dollars in Thousands
Net of Unearned Income                             1997          1996
                                               ------------  ------------
Commercial, financial and agricultural.......  $  5,533,593  $  4,902,115
Real estate construction.....................       813,043       818,364
Commercial mortgages.........................     1,706,892     2,049,812
Residential mortgages........................     9,606,952    10,095,321
Installment..................................    11,204,123    10,045,435
Bank card....................................     1,202,098     1,785,464
Credit lines.................................       856,941       758,754
                                               ------------  ------------
  Total......................................  $ 30,923,642  $ 30,455,265
                                               ------------  ------------
                                               ------------  ------------

C. Allowance for Loan Losses

For the Six Months Ended June 30--
Dollars in Thousands                               1997          1996
                                               ------------  ------------
Beginning balance............................      $476,709     $ 505,148
Recoveries...................................        16,146        23,935
Provision expense............................        67,945        81,042
Loans charged off............................       (83,969)     (104,784)
Other, net...................................         5,134         1,551
                                               ------------  ------------
Ending Balance...............................      $481,965     $ 506,892
                                               ------------  ------------
                                               ------------  ------------


D. Long-Term Debt

June 30--Dollars in Thousands                      1997          1996
                                               ------------  ------------
Parent Company:
7.75% Sinking Fund Debentures, due 1997......        --        $    9,500
Less: Face value of debentures repurchased
  and held for future retirements............        --               (72)
                                               ------------  ------------
  Total outstanding..........................        --             9,428
Medium-term notes, due in varying
  maturities through 2003, with interest
  from a floating 5.87% to a fixed 9.83%....    $   251,500       401,500
8.50% Subordinated Capital Notes, due 1999...       200,000       200,000
9.875% Subordinated Capital Notes, due 2001..       100,000       100,000
10.875% Subordinated Capital Notes, due 2003.        55,000        55,000
6.90% Subordinated Capital Notes, due 2005...       150,000       150,000
8.50% Subordinated Capital Notes, due 2007...       100,000       100,000
Senior Notes, with interest from a
  floating 5.85%, due 1998...................       200,000       200,000
Subsidiaries:
Notes payable to finance the purchase of
  leased vehicles, fixed interest rates
  ranging from 6.11% to 9.05%................       364,673         --
Capitalized lease obligations................       512,454        11,788
                                               ------------  ------------
  Total......................................   $ 1,933,627   $ 1,227,716
                                               ------------  ------------
                                               ------------  ------------

  Notes payable to finance the purchase of leased vehicles are due in installments equal to the lease rentals receivable by the company from the lease. The final payments on these borrowings are equal to the residual value of the vehicle at lease termination.

Barnett
18

E. Earnings Per Common Share

  The weighted-average number of shares used in the computation of earnings per share are as follows:



                                                                     Three Months                 Six Months
For the Periods Ended June 30--                               -------------------------   -------------------------
Dollars in Thousands                                                1997           1996          1997          1996
-------------------------------------------------------------------------------------------------------------------

Primary Shares
Average common shares outstanding..........................   190,801,184   193,206,438   185,922,564   191,140,266
Common shares assumed outstanding to reflect dilutive
  effect of:
    Convertible preferred stock............................        44,122        55,552        44,122        56,224
    Common stock options...................................     5,217,413     2,925,060     4,831,249     2,923,652
-------------------------------------------------------------------------------------------------------------------
    Total..................................................   196,062,719   196,187,050   190,797,935   194,120,142
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Adjustments for preferred dividends........................            --            $1            --        $2,168
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                                    Three Months                 Six Months
                                                              -------------------------   -------------------------
For the Periods Ended June 30--                                      1997          1996          1997          1996
-------------------------------------------------------------------------------------------------------------------

Fully Diluted Shares
Average common shares outstanding..........................   190,801,184   193,206,438   185,922,564   191,140,266
Common shares assumed outstanding to reflect dilutive
  effect of:
    Convertible preferred stock............................        44,122       307,546        44,122     3,887,216
    Common stock options...................................     5,701,396     2,925,060     5,569,761     2,923,652
-------------------------------------------------------------------------------------------------------------------
    Total..................................................   196,546,702   196,439,044   191,536,447   197,951,134
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------



  In February 1997, the Financial Accounting Standards Board issued SFAS No. 128, "Earnings Per Share" which, when adopted, will replace the current methodology for calculating and presenting earnings per share. Under SFAS No. 128, primary and fully diluted earnings per share will be replaced with the presentation of basic and diluted earnings per share. Basic earnings per share excludes dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share is computed similarly to fully diluted earnings per share. The Statement will be effective for the company's December 31, 1997 consolidated financial statements.

Barnett
19